                                                                    EXHIBIT 10.8


                                INDUSTRIAL LEASE

                                     BETWEEN

                           PARKER METROPOLITAN, L.P.,

                                  AS LANDLORD,

                                       AND

                          HOME INTERIORS & GIFTS, INC.,

                                    AS TENANT

                                TABLE OF CONTENTS

                                                                                          Page
                                                                                          ----
1.    Definitions and Basic Lease Provisions................................................1
2.    Leased Premises.......................................................................3
3.    Acceptance of Leased Premises.........................................................3
4.    Tenant Finish Work....................................................................3
5.    Lease Term............................................................................3
6.    Rent Payments.........................................................................3
7.    Utilities.............................................................................4
8.    Financial Statements..................................................................4
9.    Intentionally Deleted.................................................................4
10.   Assignment and Subletting.............................................................4
11.   Additional Rent.......................................................................6
12.   Repair and Maintenance................................................................7
13.   Alterations and Additions by Tenant...................................................9
14.   Surrender Upon Termination or Expiration; Holdover....................................9
15.   Tenant's Service Providers............................................................9
16.   Tenant's Property.....................................................................9
17.   Mechanics' Liens.....................................................................10
18.   Use and Occupancy....................................................................10
19.   Limitations on Liability of Landlord Parties; Waiver.................................11
20.   Tenant's Indemnification of Landlord Parties; Assumption; Employees' Claims..........12
21.   Tenant's Insurance...................................................................13
22.   Fire or Other Casualty...............................................................15
23.   Waiver of Subrogation................................................................15
24.   Condemnation.........................................................................16
25.   Rights Reserved by Landlord..........................................................16
26.   Events of Default....................................................................17
27.   Landlord's Remedies..................................................................18
28.   Notice of Landlord's Default.........................................................19
29.   No Implied Waiver....................................................................20
30.   Waiver by Tenant.....................................................................20
31.   Legal Fees...........................................................................20
32.   Subordination........................................................................20
33.   Intentionally Deleted................................................................21
34.   Rules and Regulations................................................................21
35.   Estoppel Certificate.................................................................21
36.   Notices..............................................................................21
37.   Hazardous Substances.................................................................22
38.   Severability.........................................................................22
39.   Force Majeure........................................................................23
40.   Brokerage............................................................................23
41.   Joint and Several Liability..........................................................23
42.   No Representations...................................................................23
43.   Entire Agreement; Amendments.........................................................23
44.   Paragraph Headings...................................................................24
45.   Binding Effect.......................................................................24
46.   Counterparts; Facsimile Signatures...................................................24


INDUSTRIAL LEASE                                                             -i-
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
47.  Rental Tax............................................................................24
48.  Landlord's Lien.......................................................................24
49.  Timeliness............................................................................24
50.  Security Disclaimer...................................................................25
51.  Signage...............................................................................25
52.  Execution and Approval of Lease.......................................................25
53.  Leasehold Mortgages...................................................................26
54.  Governing Law; Venue..................................................................26
55.  The Existing Lease....................................................................26
56.  Exhibits..............................................................................26

EXHIBITS:

A:   Leased Premises
B:   Legal Description of the Land
C:   Building Rules and Regulations
D:   Contractor Insurance Requirements
E:   Insurance Minimums
F:   Insurance Questionnaire


INDUSTRIAL LEASE                                                            -ii-

                                INDUSTRIAL LEASE

         This Industrial Lease (this LEASE) is entered into effective as of __________________, 2000 (the DATE OF THIS LEASE), by PARKER METROPOLITAN, L.P., a Texas limited partnership (LANDLORD), and HOME INTERIORS & GIFTS, INC., a Texas corporation (TENANT).

1.       Definitions and Basic Lease Provisions.


         Some of the basic provisions and defined terms of this Lease are as follows:

         BUILDING:                  815 South Coppell, Coppell, Texas, described
                                    on EXHIBIT A The Building contains
                                    approximately 78,750 rentable square feet.

         LEASED PREMISES:           The Building and related facilities, and the
                                    land (the LAND) described on EXHIBIT B.

         COMMENCEMENT DATE:         August 1, 2000.

         EXPIRATION DATE:           July 31, 2005.

         LEASE TERM:                60 months, beginning on the Commencement
                                    Date and ending on the Expiration Date.

         BASE RENT:                 See table below.

         ADDITIONAL RENT:           [See Paragraph 11].

         RENT: The total of Base Rent as set forth in the following table, Additional Rent, and all other amounts payable by Tenant to Landlord under this Lease:

                  Periods in Lease Term           Base Rent Per Month
                  ---------------------           -------------------
                  8/1/00 - 9/30/00: 2 months           $19,687.50

                  10/1/00 - 12/31/00: 3 months         ABATED

                  1/1/01 - 7/31/02: 19 months          $20,343.75

                  8/1/02 - 7/31/05: 36 months          $22,968.75

                  It is the purpose and intent of Landlord and Tenant that Base Rent shall be net to Landlord and that all reasonable and necessary costs, expenses, and charges related to Tenant's operations of the Leased Premises, which may arise or become due during the Lease, shall be paid by Tenant, and that Tenant shall indemnify, defend, and hold Landlord harmless against same.


INDUSTRIAL LEASE                                                          PAGE 1

         TENANT'S BROKER:           None.


         LANDLORD'S BROKER:         Willis Realty Advisors.

         PERMITTED USE:             Any lawful use, specifically excluding
                                    operating as an Internet services provider through equipment located in the Leased
                                    Premises.

         TENANT PARTY(IES):         Tenant and its officers, agents,
                                    contractors, subcontractors, employees,
                                    licensees, servants, invitees, and all
                                    persons and entities claiming through any of these person or entities.

         LANDLORD PARTY(IES):       Landlord and its authorized representatives
                                    and their respective officers, directors, shareholders, partners, trustees, members, agents, employees, property manager, contractors, and all persons, and entities claiming through any of these persons or entities.

         Addresses for notices under this Lease:

         LANDLORD:        Parker Metropolitan, L.P.
                          c/o Parker Equities, Inc.
                          5956 Sherry Lane, Suite 1620
                          Dallas, Texas 75225
                          Attn:   Jeff P. Howle
                          Fax:    (214) 987-6095

                          With a copy to:

                          Munsch Hardt Kopf & Harr, P.C.
                          4000 Fountain Place
                          1445 Ross Avenue
                          Dallas, Texas 75202
                          Attn:   Katherine W. Harmon
                          Fax:    (214) 855-7584

         LANDLORD'S MORTGAGEE:

                          Column Financial
                          5100 Tennyson Parkway, Suite 2400
                          Plano, Texas 75024
                          Attn:   Greg Golden
                          Fax:    (972) 473-8111

         TENANT:          Home Interiors & Gifts, Inc.
                          4055 Valley View
                          Dallas, Texas  75244
                          Attn:   Mike Lohner, C.O.O.
                          Fax:    (972) 386-1008


INDUSTRIAL LEASE                                                          PAGE 2

                          With a copy to:

                          Home Interiors & Gifts, Inc.
                          4055 Valley View
                          Dallas, Texas  75244
                          Attn:  Bettina Simon, General Counsel
                          Fax: (972) 386-1106

2.       Leased Premises.

         Landlord, in consideration of the Rent and the obligations of Tenant under this Lease, leases the Leased Premises to Tenant, and Tenant leases the Leased Premises from Landlord, under the terms of this Lease.

3.       Acceptance of Leased Premises.

         Tenant currently occupies the Leased Premises, and accepts the Leased Premises in their present condition, on an "AS IS, WHERE IS" basis, and Landlord has no obligation to improve, repair, restore, or refurbish the Leased Premises. Tenant's continued occupancy of the Leased Premises is conclusive evidence that Tenant: (a) accepts the Leased Premises as suitable for the purposes for which they are leased; (b) accepts the Leased Premises as being in a good and satisfactory condition; (c) waives any defects in the Leased Premises; and (d) agrees that the square footage numbers used in this Lease are conclusive and binding. Tenant acknowledges that neither Landlord nor any other Landlord Party has made, and Tenant waives, any representation or warranty with respect to the Leased Premises, including, without limitation, any representation or warranty with respect to the suitability or fitness of the Leased Premises for the conduct of Tenant's business.

4.       Tenant Finish Work.

         If Tenant desires to make leasehold improvements to the Leased Premises (the TENANT FINISH WORK) after the beginning of the Lease Term, then Tenant shall, at Tenant's sole cost and expense, perform or cause to be performed the Tenant Finish Work strictly in accordance with Paragraph 13 of this Lease.

5.       Lease Term.

         The Lease Term begins on the Commencement Date and ends on the Expiration Date.

6.       Rent Payments.

         (a) The first installment of Base Rent is payable by Tenant when this Lease is executed. Subsequent installments of Base Rent are payable by Tenant in advance on the first day of each calendar month during the Lease Term beginning on the first day of the first full calendar month after the beginning of the Lease Term. Base Rent for any partial calendar month is prorated on a per diem basis.

         (b) All Rent (which includes Base Rent and Additional Rent, as defined in Paragraph 1) is payable by Tenant in legal U.S. tender to Landlord at the following


INDUSTRIAL LEASE                                                          PAGE 3
                  address, or to any other person or at any other address as Landlord may designate by notice to Tenant:

                                   Parker Metropolitan, L.P.
                                   c/o Parker Equities, Inc.
                                   5956 Sherry Lane, Suite 1620
                                   Dallas, TX  75225
                                   Attn:    Jeff P. Howle

         (c) Rent is payable by Tenant without notice, demand, abatement, deduction, or setoff except as expressly specified in this Lease. Tenant's obligation to pay Rent is independent of any obligation of Landlord under this Lease. If any installment of Rent is not paid within 7 days after it is due, Tenant shall pay a late charge in an amount equal to 5% of the delinquent installment of Rent when it pays the delinquent installment. In addition, any Rent not paid when due (and which represents amounts not already specified as bearing interest under other provisions of this Lease) bears interest from the due date until the date paid at a rate (the INTEREST RATE) equal to the lesser of the highest rate allowable under applicable law or 18% per annum.

7.       Utilities.

         Landlord shall provide water, electricity, gas, and telephone connections to the Leased Premises. Tenant shall pay for all water, gas, heat, light, power, telephone, sewer, sprinkler charges, and other utilities and services used on or from the Leased Premises, together with any taxes, penalties, surcharges, or the like pertaining thereto, and any maintenance charges for utilities. Tenant shall furnish all electric light bulbs and tubes. Tenant's obligation to pay for utility services provided during the Lease Term survives the termination or expiration of the Lease. Landlord is not liable for any interruption or failure of utility services on or to the Leased Premises.

8.       Financial Statements.

         Unless Tenant is a publicly-traded entity and Tenant publicly files its financial statements on a regular basis, Tenant shall, from time to time within 20 days after request by Landlord, but no more often than 4 times in any calendar year, deliver to Landlord certified financial statements for Tenant, in a reasonably acceptable form.

9.       Intentionally Deleted.

10.      Assignment and Subletting.

         (a) Except as specified in Paragraph 10(c) below, Tenant may not assign this Lease or sublease all or any part of the Leased Premises without the prior written consent of Landlord, which shall not be unreasonably withheld, delayed, or conditioned. If Tenant wants to assign this Lease or sublease all or part of the Leased Premises, it shall deliver a notice to Landlord specifying the name of, financial information for, and the nature of the business of the proposed assignee or subtenant, the proposed effective date of the assignment or sublease and the amount of the commission, if any that Tenant is obligated to pay in connection with such assignment or sublease. Tenant may not assign or sublease all or any part


INDUSTRIAL LEASE                                                          PAGE 4
                  of the Leased Premises at any time when Tenant is in default under this Lease, whether or not an Event of Default (defined in Paragraph 26) has occurred.

         (b) Landlord has a period of 14 days from receipt of Tenant's notice to notify Tenant that Landlord elects, in Landlord's sole discretion, to:

                  (1) terminate this Lease as to the space that is the subject of Tenant's notice as of the date specified by Tenant provided, however, that Landlord shall pay any broker's fee or commission for which Tenant is liable in connection with such proposed assignment or sublease;

                  (2) consent to the assignment or sublease. If the rent payable to the Tenant by the sublessee is greater than the Base Rent, then the excess rent, after deducting all actual costs incurred by Tenant with respect to the sublease, including but not limited to brokerage commissions, legal fees, rent concessions and tenant improvement costs incurred by Tenant with respect to the sublease, is payable by Tenant as additional Rent to Landlord within five (5) days of the date on which Tenant receives the excess rent from the sublessee; or

                  (3) reasonably refuse to consent to Tenant's assignment or sublease of that space and to continue this Lease in effect.

                  If Landlord elects to terminate this Lease as provided under option (1), Tenant has 5 business days following receipt of Landlord's notice to terminate within which to rescind its notice of its proposed assignment or sublease and avoid a termination of this Lease. If Landlord does not notify Tenant of Landlord's election within the 14-day period, Landlord is deemed to elect option (3).

         (c) Tenant may, without the prior consent of Landlord, sublet all or any part of the Leased Premises to an Affiliate (defined below), or assign this Lease to an Affiliate, if (1) Tenant provides Landlord a copy of the sublease or the assignment within 10 days after its execution, (2) the transaction was not entered into as a subterfuge to avoid the obligations and restrictions of this Lease and (3) the net worth of the assignee or sublessee is sufficient, in Landlord's reasonable discretion, to satisfy Tenant's obligations under this Lease. Landlord has no obligation to recognize an Affiliate that is an assignee of this Lease, as the tenant under this Lease unless Landlord timely receives a complete copy of the assignment and Tenant pays Landlord its reasonable administrative and legal costs, pursuant to Paragraph 10(d) below. Tenant remains liable for the payment of Rent and performance of all other obligations under this Lease after any assignment or subletting to an Affiliate. The term AFFILIATE means any entity that acquires all or part of Tenant, or that is acquired in whole or in part by Tenant, or which entity, directly or indirectly, controls, is controlled by, or is under common control with Tenant. For purposes of this Paragraph 10(c), CONTROL means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities or by contract or otherwise.


INDUSTRIAL LEASE                                                          PAGE 5

         (d) As a condition to the effectiveness of each assignment or subletting, Tenant shall pay to Landlord its reasonable administrative and legal costs in connection therewith, not to exceed $500.

         (e) Any attempted assignment or sublease by Tenant in violation of the terms of this Paragraph is void and is an Event of Default (defined in Paragraph 26).

         (f) Tenant remains liable for the payment of Rent and performance of all other obligations under this Lease after any assignment or subletting.

11.      Additional Rent.

         (a) Tenant shall pay to third parties (or to Landlord in the case of ad valorem taxes and property insurance for the Leased Premises, and otherwise as applicable), as ADDITIONAL RENT (herein called): (i) all taxes, insurance, charges, costs and expenses which are reasonable and necessary for the operation and use of the Leased Premises by Tenant, or which Tenant assumes or agrees to pay under any provisions of this Lease, together with all interest and penalties that may accrue thereon in the event of Tenant's failure to pay the same as herein provided; (ii) all other damages, costs and expenses which Landlord may suffer or incur and is entitled to reimbursement by Tenant as provided in this Lease; and (iii) any and all other sums which may become due, by reason of any default of Tenant or failure by Tenant to comply with the agreements, terms, covenants, and conditions of this Lease. If Tenant fails to provide Landlord with satisfactory evidence of the full payment of Additional Rent to third parties (where applicable) within thirty (30) days following written request by Landlord for such evidence, then except as otherwise provided, Landlord may at its option, but is under no obligation to, pay directly all past due amounts of Additional Rent to be paid by Tenant to any third party, and Tenant shall reimburse Landlord on demand for the Additional Rent so paid by Landlord.

         (b) Without limiting the generality of the foregoing, Tenant shall pay ad valorem taxes and insurance for the Leased Premises to Landlord in the same manner that Tenant is obligated to pay those expenses under that certain lease agreement dated as of December 1, 1999 (the EXISTING LEASE) between Landlord and Tenant relating to the Leased Premises. Tenant shall pay directly, as they become due and payable, and before they become delinquent, AND SHALL INDEMNIFY, DEFEND, AND HOLD LANDLORD PARTIES HARMLESS AGAINST, all taxes, special assessments, and other governmental charges of every kind levied or assessed against the personal property, furniture, fixtures, and other improvements placed by or for Tenant in the Leased Premises, and shall promptly submit to Landlord evidence of such payment. During the Lease Term and at its sole cost and expense, Tenant may contest, on behalf of Landlord, any reappraisals of the Leased Premises for ad valorem tax purposes.

         (c) Tenant, at its expense, may elect to inspect, audit, and copy Landlord's books and records concerning any Additional Rent which is reimbursed to Landlord, at Landlord's (or other designated) offices during normal office hours, within 90 days after the date of any demand by Landlord for the applicable Additional Rent (the ADDITIONAL RENT STATEMENT), by giving Landlord at least 30 days' prior notice and


INDUSTRIAL LEASE                                                          PAGE 6
                  specifying in that notice the particular documents which Tenant will require for its audit (the AUDIT INFORMATION). Any audit by Tenant is subject to the following:

                  (1) No audit may be conducted if Tenant is in default under this Lease at the time Tenant delivers its notice to Landlord requesting the audit or at the time the audit would be conducted.

                  (2) No subtenant or assignee may conduct an audit under this subparagraph or otherwise.

                  (3) If Tenant retains a third party (the AUDITOR) to audit any Additional Rent, the Auditor must be a nationally recognized accounting firm that is not being compensated by Tenant on a contingent fee basis or other "savings" based fee structure. Prior to conducting an audit, Tenant and the Auditor must execute a reasonably acceptable form of confidentiality agreement relating to the audit.

                  (4) Tenant may not be in the Landlord's (or other designated) offices for more than a total of 3 days. Landlord shall make reasonable efforts to provide Tenant on the first of those 3 days with any Audit Information which was requested in accordance with this Paragraph 11(c) and which is in Landlord's control. Tenant shall minimize any disruption to Landlord's business while in Landlord's (or other designated) offices.

                  (5) Tenant shall deliver a copy of the audit to Landlord within 10 days after it is finalized. If Tenant disputes any Additional Rent Statement as a result of its audit and Landlord does not contest the accuracy of Tenant's dispute within 15 business days after Landlord's receipt of Tenant's dispute notice, then Landlord shall revise the Additional Rent Statement accordingly.

         (d) Tenant's payment of Additional Rent to Landlord is governed by Paragraph 6(c). TENANT SHALL INDEMNIFY, DEFEND, AND HOLD ALL LANDLORD PARTIES HARMLESS FROM ALL CLAIMS, FINES, SUITS, LOSSES, COSTS, LIABILITIES, DEMANDS, EXPENSES, ACTIONS, AND JUDGMENTS (COLLECTIVELY, CLAIMS) OF EVERY KIND AND CHARACTER ARISING OUT OF OR RELATING TO ADDITIONAL RENT.

12.      Repair and Maintenance.

         (a) Tenant shall [to the extent the repair is not the obligation of Landlord under Paragraph 12(e) below], at its sole cost and expense, keep and maintain all parts of the Leased Premises (including the Building and related facilities and the Land) in the same condition as on December 1, 1999. Tenant shall cause the Leased Premises [except those components of the Leased Premises that are the obligation of Landlord under Paragraph 12(e) below] to comply with Applicable Laws (defined in Paragraph 18) at all times, promptly making all necessary non-structural repairs and replacements, ordinary and extraordinary. Tenant's obligations and expenses hereunder include but are not limited to the windows, glass and plate glass, doors, any special office entries, walls, finish work, floors, floor coverings, ceilings, heating and air conditioning systems, janitorial service, dock boards, truck doors, dock bumpers, plumbing work and fixtures, pest

INDUSTRIAL LEASE                                                          PAGE 7
                  extermination, landscaping, parking lot repair, and regular removal of trash and debris.

         (b) Tenant shall, at its sole cost and expense, enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor for servicing all hot water, heating and air conditioning systems, and equipment within or serving the Leased Premises. The maintenance contractor and the contract must be approved by Landlord. The service contract must include all services suggested by the equipment manufacturer within the operation/maintenance manual and must become effective (and a copy thereof delivered to Landlord) within 30 days after the date Tenant takes possession of the Leased Premises.

         (c) Notwithstanding anything herein to the contrary, Tenant shall repair and pay for any damage to the Leased Premises caused by any Tenant Party or caused by Tenant's default under this Lease.

         (d) All repairs and replacements by Tenant must be equal in quality and class to the original work, made to restore the Leased Premises to the same condition as on December 1, 1999, reasonable wear and tear excepted. Without diminishing this obligation of Tenant, if Tenant does not make any repairs and replacements required hereunder within 15 days after the date of Landlord's notice of same (or, if the repairs or replacements cannot reasonably be completed within the 15-day period, and Tenant commences them promptly and then diligently completes them within a reasonable time, not to exceed 40 days after the date of Landlord's notice), Landlord may at its option, but is under no obligation to, make the repairs and replacements. Tenant shall pay Landlord on demand as additional Rent the costs incurred by Landlord hereunder plus an administrative fee equal to 10% of the costs.

         (e) Landlord shall (except as expressly provided in this Lease), at its sole cost and expense, keep and maintain the foundation, exterior walls, roof, and other structural elements of the Leased Premises in good condition and repair as reasonably determined to be necessary by Landlord, consistent with the condition existing on December 1, 1999. Upon written notice given by Tenant to Landlord of the need for repairs for which Landlord is responsible hereunder, Landlord shall promptly repair the Leased Premises in a good, workmanlike manner. Landlord shall have thirty (30) days after written notice from Tenant to commence to perform its obligations under this paragraph, unless, in the reasonable judgment of Tenant, such existing condition constitutes an emergency or hazard to persons or to the inventory of Tenant, in which event Landlord shall commence to perform its obligations hereunder immediately and shall diligently proceed with such work until completed. If Landlord fails to commence to perform its obligations hereunder in the event of an emergency within 24 hours notice from Tenant, Tenant shall have the right to act as needed to prevent the danger to persons continuing or to prevent spoilage of its inventory, and Landlord shall promptly pay the reasonable cost thereof to Tenant upon written demand therefor. Tenant shall not have the right to undertake permanent repairs to the foundation, exterior walls, roof, and other structural elements of the Leased Premises. Nothing in this paragraph shall be construed as a waiver of Tenant's right to a claim against Landlord arising from Landlord's failure or delay to make repairs required to be made by Landlord

INDUSTRIAL LEASE                                                          PAGE 8
                  hereunder; further, nothing contained herein shall be deemed to require Tenant to make any repairs for which Landlord is obligated under this Lease.

13.      Alterations and Additions by Tenant.

         Tenant may not make or permit any alterations, improvements, or additions in or to the Leased Premises without Landlord's prior consent, which consent may not be unreasonably withheld, except that Landlord's consent to any alterations, improvements, or additions that affect any structural or MEP (defined below) elements or systems, or the external appearance or common areas, of the Leased Premises, is in Landlord's sole discretion. Specifically, Tenant may not make penetrations or alterations to the roof, exterior walls, or the foundation without express written consent from Landlord. No equipment or antenna of any kind may be installed on any portion of the roof or exterior portion of the Building without express written consent from Landlord. All alterations, additions, and improvements made to, or fixtures or other improvements placed in or upon, the Leased Premises become the property of Landlord upon the expiration or earlier termination of the Lease Term. Alterations, improvements, and additions in and to the Leased Premises requested by Tenant must be made in accordance with complete and accurate plans and specifications and construction documents [including, without limitation, complete mechanical, electrical and plumbing (MEP) requirements] prepared by Tenant or Tenant's contractor and approved in advance by Landlord. All work must be performed at Tenant's expense either by Landlord or by contractors and subcontractors reasonably approved in advance by Landlord and in accordance with any conditions required by Landlord, including compliance with the Contractor Insurance Requirements set forth in EXHIBIT D. All alterations and improvements must comply with all Applicable Laws. This Paragraph 13 applies to Tenant Finish Work, if any, under this Lease.

14.      Surrender Upon Termination or Expiration; Holdover.

         (a) Upon the Expiration Date or any earlier termination of this Lease, Tenant shall: (1) surrender to Landlord possession of the Leased Premises in the same condition as on December 1, 1999, reasonable wear and tear and damages or destruction by any insured casualty excepted, and (2) deliver to Landlord all keys to the Building.

         (b) If Tenant continues to hold any part of the Leased Premises after the termination of this Lease, the holding over is a tenancy from month-to-month at a monthly rental equal to 150% of the monthly Base Rent payable at the time of termination, plus the payment of Additional Rent and all other Rent payable under this Lease. Any month-to-month tenancy is terminable upon 30 days' notice from Landlord.

15.      Tenant's Service Providers.

         Tenant shall cause all contractors, moving companies, and other entities providing services to Tenant to deliver evidence satisfactory to Landlord that the insurance specified in EXHIBIT D is in force prior to entering the Building.

16.      Tenant's Property.

         All furniture, movable trade fixtures, data and phone cables, and equipment installed by or on behalf of Tenant remains the property of Tenant and must be removed by Tenant at its


INDUSTRIAL LEASE                                                          PAGE 9
         expense at the termination of this Lease. Any removal of Tenant's property must be accomplished in a good and workmanlike manner so as not to damage the Leased Premises. Tenant, or Landlord at Tenant's expense, shall repair any damage to the Leased Premises caused by any removal. All furniture, movable trade fixtures, and equipment installed by Tenant not removed within 15 days after termination of the Lease are conclusively presumed to be abandoned by Tenant. Landlord may, at its option, take the possession of the property and either (1) declare it to be the property of Landlord by notice to Tenant or (2) at the sole risk and expense of Tenant and without payment of any compensation to Tenant, remove it or any part thereof in any manner that Landlord chooses and store, sell, or otherwise dispose of it without incurring liability to Tenant or any other person. All amounts payable to Landlord under this subparagraph, plus interest at the Interest Rate from date of payment by Landlord until paid by Tenant, are due on demand as additional Rent.

17.      Mechanics' Liens.

         Tenant may not cause or permit any mechanic's or materialmen's liens to be placed upon Landlord's interest in the Leased Premises or any part thereof or against Landlord's interest under this Lease. If any lien is filed on Landlord's or Tenant's interest in the Leased Premises, Tenant shall cause the same to be discharged of record within 20 days after filing. If Tenant does not discharge the lien within the 20-day period, then, in addition to any other right or remedy of Landlord, Landlord may, but is not obligated to, discharge the lien by paying the amount claimed to be due or by procuring the discharge of the lien by deposit in court or bonding. Any amount paid by Landlord relating to any lien not caused by Landlord, and all reasonable legal and other expenses of Landlord, including reasonable legal fees, in defending any action or in procuring the discharge of any lien, with interest thereon at the Interest Rate from date of payment by Landlord until paid by Tenant, is payable by Tenant to Landlord on demand as additional Rent.

18.      Use and Occupancy.

         (a) The Leased Premises may be occupied and used by Tenant only for the Permitted Use and for no other purpose without Landlord's prior written consent, in its sole discretion. Tenant shall use and maintain the Leased Premises in a clean, careful, safe, and proper manner and shall comply with all existing and future laws, ordinances, orders, rules, and regulations of all governmental bodies (state, federal, and municipal) applicable to or having jurisdiction over the use, occupancy, and maintenance of the Leased Premises, including without limitation, all applicable environmental laws and the Americans With Disabilities Act of 1990 (as amended), the Texas Architectural Barriers Act (as amended) [Tex. Rev. Civ. Stat. Ann. Art. 9102] and any similar law, rule or regulation relating to access by disabled persons to the Leased Premises (collectively, ACCESS LAWS) and all applicable environmental laws (those laws, ordinances, orders, rules, decisions, and regulations being called APPLICABLE LAWS). Landlord represents and warrants that, as of the date of this Lease, Landlord has received no actual notice that the Leased Premises is not in compliance with Applicable Laws.

         (b) Tenant may not deface or injure the Leased Premises or any part thereof or overload the floors of the Leased Premises. Tenant may not commit waste or permit waste to be committed or cause or permit any nuisance on or in the Leased Premises. Tenant shall pay Landlord on demand as additional Rent for any


INDUSTRIAL LEASE                                                         PAGE 10
                  damage to the Leased Premises caused by any negligence or willful act or any misuse or abuse (whether the misuse or abuse results from negligence or willful acts) by Tenant or any Tenant Party or any other person (except Landlord Parties) not prohibited by Tenant from entering upon the Leased Premises.

         (c) Tenant may not use or allow the Leased Premises to be used for any purpose prohibited by any Applicable Law or by any restrictive covenants applicable to the Leased Premises. Tenant shall conduct its business and occupy the Leased Premises and control all Tenant Parties so as not to create any nuisance and so as not to injure the reputation of the Leased Premises.

         (d) Tenant may not use or allow or permit the Leased Premises to be used in any way or for any purpose that (1) Landlord deems hazardous on account of the possibility of fire or other casualty; (2) increases the rate of fire or other insurance for the Building or its contents or in respect of the operation of the Building; or (3) renders the Building uninsurable at normal rates by responsible insurance carriers authorized to do business in the State of Texas or renders void or voidable any insurance on the Building. If insurance premiums are increased because of Tenant's use of the Leased Premises, then, in addition to any other remedies Landlord may have, Tenant shall pay the amount of the increase to Landlord as additional Rent within 5 days after demand.

         (e) Use of or access to the roof of the Building by Tenant is prohibited except when necessary for Tenant Parties to perform repairs and maintenance as required under this Lease, including but not limited to HVAC maintenance and repair.

19.      LIMITATIONS ON LIABILITY OF LANDLORD PARTIES; WAIVER.

         (a) TO THE FULLEST EXTENT PERMITTED BY LAW, TENANT, ON ITS BEHALF AND ON BEHALF OF ALL TENANT PARTIES, WAIVES ALL CLAIMS AGAINST ALL LANDLORD PARTIES ARISING OUT OF, KNOWINGLY AND VOLUNTARILY ASSUMES THE RISK OF, AND AGREES THAT LANDLORD PARTIES ARE NOT LIABLE TO ANY TENANT PARTIES FOR ANY OF THE FOLLOWING EVEN IF THE CLAIMS ARE CAUSED SOLELY OR IN PART BY THE NEGLIGENCE, BUT NOT THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, OF ANY LANDLORD PARTY:

                  (1) ANY INJURY OR DAMAGE TO PERSON OR PROPERTY (INCLUDING THE RESULTING LOSS OF USE, ECONOMIC LOSSES AND CONSEQUENTIAL OR RESULTING DAMAGES OF ANY KIND FROM ANY CAUSE) DUE TO THE CONDITION OR DESIGN OF, OR ANY DEFECT IN, THE LEASED PREMISES OR BUILDING THAT EXISTS NOW OR OCCURS IN THE FUTURE;

                  (2) ANY INJURY OR DAMAGE TO PERSON OR PROPERTY (INCLUDING THE RESULTING LOSS OF USE, ECONOMIC LOSSES AND CONSEQUENTIAL OR RESULTING DAMAGES OF ANY KIND FROM ANY CAUSE) DUE TO THE LEASED PREMISES OR BUILDING OR RELATED IMPROVEMENTS OR APPURTENANCES BEING OUT OF REPAIR, OR DEFECTS IN OR FAILURE OF PIPES OR WIRING, OR BACKING UP OF DRAINS, OR THE BURSTING OR LEAKING OF PIPES, FAUCETS, AND PLUMBING FIXTURES, OR GAS, WATER, STEAM, ELECTRICITY, OR OIL LEAKING, ESCAPING, OR FLOWING INTO THE LEASED PREMISES;


INDUSTRIAL LEASE                                                         PAGE 11

                  (3) ANY LOSS OR DAMAGE CAUSED BY THE ACTS OR OMISSIONS OF ANY OTHER PERSONS; OR

                  (4) ANY LOSS OR DAMAGE TO PROPERTY OR PERSON OCCASIONED BY THEFT, FIRE, ACT OF GOD, PUBLIC ENEMY, INJUNCTION, RIOT, INSURRECTION, WAR, COURT ORDER, REQUISITION, ORDER OF GOVERNMENTAL AUTHORITY, AND ANY OTHER CAUSE BEYOND THE CONTROL OF LANDLORD PARTIES.

         (b) NOTWITHSTANDING THE FOREGOING OR ANYTHING ELSE TO THE CONTRARY CONTAINED IN THIS LEASE, THE LIABILITY OF LANDLORD TO ANY TENANT PARTY FOR ANY DEFAULT OR INDEMNITY BY LANDLORD UNDER THIS LEASE IS LIMITED TO THE INTEREST OF LANDLORD IN THE LEASED PREMISES. NO LANDLORD PARTY HAS ANY PERSONAL LIABILITY FOR ANY AMOUNTS PAYABLE OR OBLIGATIONS PERFORMABLE BY LANDLORD UNDER THIS LEASE.

         (c) THE PROVISIONS OF THIS PARAGRAPH 19 SHALL SURVIVE THE EXPIRATION OR EARLIER TERMINATION OF THIS LEASE.

20.      TENANT'S INDEMNIFICATION OF LANDLORD PARTIES; ASSUMPTION; EMPLOYEES'
         CLAIMS.

         (a) TENANT SHALL INDEMNIFY, DEFEND, AND HOLD ALL LANDLORD PARTIES HARMLESS FROM ALL CLAIMS OF EVERY KIND AND CHARACTER (INCLUDING THOSE CLAIMS RESULTING SOLELY OR IN PART FROM NEGLIGENCE, BUT NOT THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, OF ANY LANDLORD PARTY) ARISING OUT OF OR RELATING (DIRECTLY OR INDIRECTLY) TO THIS LEASE, THE TENANCY CREATED UNDER THIS LEASE OR THE LEASED PREMISES, INCLUDING, WITHOUT
                  LIMITATION:

                  (1) ANY BREACH OR DEFAULT IN PERFORMANCE OF ANY OBLIGATION ON TENANT'S PART TO BE PERFORMED UNDER THIS LEASE, WHETHER DURING THE LEASE TERM OR AFTER ITS EXPIRATION OR EARLIER TERMINATION;

                  (2) ANY ACT, OMISSION, NEGLIGENCE, OR MISCONDUCT OF TENANT OR ANY TENANT PARTY, OR OF ANY OTHER PERSON ENTERING UPON THE LEASED PREMISES UNDER OR WITH THE EXPRESS OR IMPLIED INVITATION OR PERMISSION OF TENANT;

                  (3) ANY ALTERATIONS, ACTIVITIES, WORK, OR THINGS DONE, PERMITTED, ALLOWED, OR SUFFERED BY TENANT PARTIES IN, AT, OR ABOUT THE LEASED PREMISES, INCLUDING THE VIOLATION BY TENANT OR ANY TENANT PARTY OF ANY LAW, ORDINANCE, OR GOVERNMENTAL ORDER OF ANY KIND; AND

                  (4) THE OCCUPANCY OR USE BY TENANT OR ANY TENANT PARTY OF THE LEASED PREMISES.

         (b) TENANT SHALL INDEMNIFY, DEFEND, AND HOLD ALL LANDLORD PARTIES HARMLESS FROM ANY CLAIM FOR DAMAGE TO TENANT'S LEASEHOLD IMPROVEMENTS OR PERSONAL PROPERTY, FIXTURES, FURNITURE, AND EQUIPMENT IN THE LEASED PREMISES (INCLUDING THOSE CLAIMS RESULTING SOLELY OR IN PART FROM NEGLIGENCE, BUT NOT THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, OF ANY LANDLORD PARTY), TO THE EXTENT THAT THE DAMAGE IS COVERED BY INSURANCE (INCLUDING ANY DEDUCTIBLE) THAT TENANT IS REQUIRED TO CARRY UNDER THIS LEASE (OR WOULD HAVE


INDUSTRIAL LEASE                                                         PAGE 12

                  BEEN COVERED HAD TENANT CARRIED THE INSURANCE REQUIRED UNDER THE PROVISIONS OF THIS LEASE).

         (c) IF ANY LANDLORD PARTY IS MADE A PARTY TO ANY LITIGATION COMMENCED AGAINST ANY TENANT PARTY OR RELATING TO THIS LEASE OR TO THE LEASED PREMISES, THEN TENANT SHALL PAY ALL COSTS AND EXPENSES, INCLUDING REASONABLE LEGAL FEES AND COURT COSTS, INCURRED BY OR IMPOSED UPON THE LANDLORD PARTY BY VIRTUE OF THE LITIGATION. THE AMOUNT OF ALL COSTS AND EXPENSES, INCLUDING REASONABLE LEGAL FEES AND COURT COSTS, IS A DEMAND OBLIGATION PAYABLE BY TENANT TO LANDLORD AS ADDITIONAL RENT BEARING INTEREST AT THE INTEREST RATE FROM THE DATE OF DEMAND BY LANDLORD UNTIL PAID BY TENANT.

         (d) IF AN EMPLOYEE (FULL-TIME, PART-TIME, OR TEMPORARY) OF ANY TENANT PARTY SUFFERS AN INJURY AT THE LEASED PREMISES, TENANT SHALL USE REASONABLE EFFORTS TO CAUSE THE INJURED EMPLOYEE TO EXHAUST ALL RIGHTS UNDER THE APPLICABLE WORKERS' COMPENSATION LAWS BEFORE ANY CLAIM ARISING FROM THE INJURY IS ASSERTED AGAINST ANY LANDLORD PARTY. TENANT SHALL INDEMNIFY, DEFEND, AND HOLD LANDLORD PARTIES HARMLESS FROM ALL CLAIMS, DEMANDS, ACTIONS, DAMAGES, LOSSES, COSTS, LIABILITIES, EXPENSES, AND JUDGMENTS SUFFERED BY LANDLORD PARTIES ARISING FROM TENANT'S FAILURE TO CAUSE ITS INJURED EMPLOYEE TO EXHAUST ALL RIGHTS UNDER THE APPLICABLE WORKERS' COMPENSATION LAWS BEFORE MAKING ANY CLAIM AGAINST LANDLORD PARTIES.

         (e) THE PROVISIONS OF THIS PARAGRAPH 20 SURVIVE THE EXPIRATION OR EARLIER TERMINATION OF THIS LEASE.

         (f) THE INDEMNIFICATION PROVISIONS OF THIS PARAGRAPH 20 SHALL NOT BE CONSTRUED OR INTERPRETED AS IN ANY WAY RESTRICTING, LIMITING, OR MODIFYING TENANT'S INSURANCE OR OTHER OBLIGATIONS UNDER THIS LEASE AND IS INDEPENDENT OF TENANT'S INSURANCE AND OTHER OBLIGATIONS UNDER THIS LEASE.

21.      Tenant's Insurance.

         (a) Tenant shall, at its expense, maintain at all times during the Lease Term (and prior to the Lease Term with respect to activities of Tenant under the Lease at the Building) insurance as set forth below:

                  (1) Commercial General Liability Insurance (1986 ISO Form or its equivalent) written on an "occurrence" basis with respect to the business carried on, in or from the Leased Premises and Tenant's use and occupancy of the Leased Premises (including a contractual liability) in an amount not less than $2,000,000 per occurrence and $4,000,000 general aggregate per location for bodily injury and property damages (or with increased limits as may be required from time to time by Landlord by giving notice to Tenant) and without any deductible;

                  (2) Statutory Workers' Compensation Insurance including at least $100/500/100,000 Employers Liability Insurance;

INDUSTRIAL LEASE                                                         PAGE 13

                  (3) Excess/Umbrella Liability Insurance, applying on at least a "following form" basis, with a minimum limit of $3,000,000 each Occurrence and Aggregate, where applicable;

                  (4) "ISO Special Form" Property Insurance (the PROPERTY INSURANCE), including but not limited to, coverage for all office furniture, trade fixtures, office equipment, merchandise, and all other items of Tenant's property in, on, at, or about the Leased Premises and the Building, including property installed by, for, or at the expense of Tenant; and

                           Tenant's Property Insurance must also fulfill the following requirements:

                           (A) It must be written on the equivalent of an ISO "Special Form" Property Insurance Form or an equivalent form acceptable to Landlord;

                           (B) It must include an agreed amount endorsement for not less than one-hundred percent (100%) of the full replacement cost (new without deduction for depreciation) of the covered items and property; and

                           (C) It must have a deductible no greater than $50,000 for each loss.

                  It is the parties' intent that Tenant structure its Property Insurance program so that no coinsurance penalty is imposed and there are no valuation disputes with any insurer or with Landlord. The Property Insurance coverage must include vandalism and malicious mischief coverage.

         (b) Tenant's policies must be written by an insurance company or companies reasonably satisfactory to Landlord and with a current A.M. Best Company rating of A-/IX or better and be admitted to do business in the State of Texas. Landlord and Landlord's property management company, if any, must be named as additional insureds without restriction under the liability, property and umbrella policies, using ISO endorsement Form CG 2026 1185. Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least 30 days prior to cancellation, non-renewal, or material reduction of the coverage. In addition, all of the policies of insurance required in this Lease shall be written in a form and with deductibles reasonably satisfactory to Landlord and shall satisfy the requirements of any ground lease, mortgage, security agreement or other financing lien on the Leased Premises.

         (c) Tenant shall deliver copies of all required insurance policies, or certificates thereof (Acord Form 27, modified as necessary for liability coverage), to Landlord within 5 days after the date of this Lease (and, with respect to any renewal policy, 30 days prior to the expiration of the existing policy). If Tenant fails either to effect any insurance required in this Lease, or to pay the premiums therefor, or to deliver such polices or certificates thereof to Landlord at the times required, then Landlord may, but has no obligation to, after 10 days' notice to Tenant (or sooner if required to prevent the expiration of any existing policy), effect such insurance and pay the premiums therefor, in which case Tenant shall upon demand reimburse Landlord as Additional Rent for any such premiums.


INDUSTRIAL LEASE                                                         PAGE 14

         (d) Tenant has completed the insurance questionnaire attached hereto as EXHIBIT F and represents to Landlord that it accurately reflects Tenant's intended use of the Leased Premises.

22.      Fire or Other Casualty.

         (a) If the Leased Premises or any part thereof are damaged by fire or other casualty, Tenant shall give prompt notice thereof to Landlord. If the Building is so damaged by fire or other casualty that substantial alteration or reconstruction of the Building is, in Landlord's sole opinion, required, or if any mortgagee under a mortgage or deed of trust covering the Leased Premises requires that the insurance proceeds payable as a result of the fire or other casualty be used to retire the mortgage debt, Landlord may, in its sole discretion, terminate this Lease by giving Tenant notice of termination within 60 days after the date of the damage, in which event the Rent abates as of the date of the damage.

         (b) If Landlord does not elect to terminate this Lease, Landlord shall within 90 days after the date of the damage commence to repair and restore the Building (except that Landlord is not responsible for delays outside its control) to substantially the same condition in which it was immediately prior to the casualty. Landlord is not required to rebuild, repair, or replace any part of Tenant's furniture or furnishings or fixtures and equipment removable by Tenant under the provisions of this Lease. No Landlord Party is liable for any inconvenience or annoyance to any Tenant Party or injury to the business of Tenant resulting in any way from casualty damage or the repairs (INCLUDING ANY INCONVENIENCE, ANNOYANCE OR INJURY RESULTING SOLELY OR IN PART FROM THE NEGLIGENCE, BUT NOT THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, OF ANY LANDLORD PARTY); provided, during the time and to the extent the Building is unfit for occupancy, Landlord shall grant to Tenant a fair reduction in Rent.

         (c) If the damages are caused by the negligence or willful misconduct of any Tenant Party, Rent does not reduce and Tenant shall pay to Landlord on demand as additional Rent any damages in excess of the amount paid by insurance proceeds received by Landlord.

23.      Waiver of Subrogation.

         Each party waives all claims that arise or may arise in its favor against the other party, or anyone claiming through or under them, by way of subrogation or otherwise, during the Lease Term or any extension or renewal thereof, for all losses of, or damage to, any of its property (EVEN IF THE LOSS OR DAMAGE IS CAUSED BY THE FAULT OR NEGLIGENCE OF THE OTHER PARTY OR ANYONE FOR WHOM THE OTHER PARTY IS RESPONSIBLE), which loss or damage is covered by valid and collectible Special Form Property insurance policies, to the extent that the loss or damage is recovered under the insurance policies. These waivers are in addition to, and not in limitation of, any other waiver or release in this Lease with respect to any loss or damage to property of the parties. Since these mutual waivers preclude the assignment of any claim by way of subrogation (or otherwise) to an insurance company (or any other person), each party shall immediately give each insurance company issuing to it policies of Special Form Property insurance written notice of the terms of these mutual waivers, and have the insurance policies properly endorsed,


INDUSTRIAL LEASE                                                         PAGE 15
         if necessary, to prevent the invalidation of the insurance coverages by reason of these waivers.

24.      Condemnation.

         (a) If all or substantially all of the Building is taken for any public or quasi-public use under any governmental law, ordinance, or regulation or by right of eminent domain or is sold to the condemning authority in lieu of condemnation, then this Lease terminates as of the date when physical possession of the portion of the Building is taken by the condemning authority. If less than substantially all of the Building is taken or sold, Landlord (whether or not the Leased Premises are affected) may terminate this Lease by giving written notice to Tenant within 60 days after the right of election accrues, in which event this Lease terminates as of the date when physical possession of the portion of the Building is taken by the condemning authority.

         (b) If this Lease is not terminated upon any taking or sale of less than substantially all of the Building:

                  (1) the Rent reduces by an amount representing that portion of the Rent allocable to the portion of the Leased Premises taken or sold; and

                  (2) Landlord shall, at Landlord's sole expense, restore the Building to substantially its former condition to the extent reasonably deemed feasible by Landlord, but:

                           (A) Landlord's restoration obligation shall not include installing tenant finish improvements, if any, in the Leased Premises; and

                           (B) Landlord shall not be required to expend an amount in excess of the amount received by Landlord as compensation or damages (over and above amounts going to the mortgagee of the property taken) for the part of the Building so taken.

         (c) Landlord is entitled to receive all of the compensation awarded upon a taking of any part or all of the Building, including any award for the value of the unexpired Lease Term. Tenant is not entitled to and expressly waives all claim to any compensation; provided, Tenant is entitled to receive any award for damages to Tenant's leasehold improvements.

25.      Rights Reserved by Landlord.

         Landlord reserves the following rights, exercisable without notice and without liability to any Tenant Party for damage or injury to property, persons, or business and without effecting an eviction, constructive or actual, or disturbance of Tenant's use or possession or giving rise to any claim for set-off or abatement of Rent:

         (a)      To change the Building's name or street address.

         (b) To install, affix, and maintain any signs on the exterior and interior of the Building.


INDUSTRIAL LEASE                                                         PAGE 16

         (c) To designate and approve, prior to installation, all types of window covers and similar equipment, and to control all internal lighting that is visible from the exterior of the Building.

         (d) To enter upon the Leased Premises at reasonable hours to inspect, clean, or make repairs or alterations to the Leased Premises (but without any obligation to do so, except as expressly specified in this Lease), to make repairs or alterations to any part of the Building or the Building systems (including adjacent premises), to show the Leased Premises to prospective lenders, purchasers, and, during the last 12 months of the Lease Term, to show the Leased Premises to prospective tenants and, if the Leased Premises are vacant, to prepare them for re-occupancy.

         (e) To decorate and make repairs, alterations, additions, changes, or improvements, whether structural or otherwise, in and about the Building and for those purposes to enter upon the Leased Premises and, during the continuance of the work, temporarily close doors, entryways, public space, and corridors in the Building, to interrupt or temporarily suspend Building services and facilities, and to change the arrangement and location of entrances or passageways, doors and doorways, corridors, elevators, stairs, toilets, or other public parts of the Building, all without abatement or setoff of Rent or affecting any of Tenant's obligations under this Lease, so long as the Leased Premises are reasonably accessible.

         (f) To have and retain a paramount title to the Leased Premises free and clear of any act of Tenant purporting to burden or encumber the Leased Premises.

         (g) To approve the weight, size, and location of safes, heavy equipment, file cabinets, book shelves, and other heavy items in and about the Leased Premises, to require all those items and all furniture to be moved into and out of the Leased Premises only at times and in a manner specified by Landlord, and to require permits before allowing Tenant's property to be moved into or out of the Leased Premises. Movements of Tenant's property into or out of the Leased Premises and within the Leased Premises are entirely at the risk and responsibility of Tenant.

         (h) To transfer, assign, or convey, in whole or in part, the Leased Premises and Landlord's rights under this Lease. If Landlord transfers, assigns, or conveys its rights under this Lease, Landlord is released from any further obligations under this Lease and Tenant shall look solely to the successor in interest of Landlord for performance of the obligations of "Landlord" under this Lease.

26.      Events of Default.

         The following are events of default (EVENTS OF DEFAULT) by Tenant under this Lease:

         (a) Tenant fails to pay any Rent when due and the failure continues for a period of 7 days after notice from Landlord. Landlord is required to give notice under this Paragraph 26(a) only twice in any 12-month period. Landlord is not required to give Tenant notice of default for the third and subsequent Rent payment defaults during any 12-month period and, for those defaults, an Event of Default occurs if Tenant fails to pay any Rent when due and the failure continues for a period of 7 days. Landlord is not required to give any notice that any payment of Rent is due except as specified in the first sentence of this Paragraph 26(a).


INDUSTRIAL LEASE                                                         PAGE 17

         (b) Tenant fails to comply with any of the terms of this Lease, other than the payment of Rent, and does not cure the failure within 20 days after Landlord delivers notice of the failure to Tenant, except that no Event of Default occurs if the failure cannot reasonably be cured within the 20-day period and Tenant commences the cure promptly and diligently completes the cure within a reasonable time, not to exceed 60 days after Landlord first delivers notice of the failure to Tenant.

         (c) Tenant fails to unconditionally surrender to Landlord possession of that certain property identified as 10351 Home Road, Frisco, Texas, which Tenant currently leases from Landlord under that certain Lease Agreement dated as of December 1, 1999 (the FRISCO LEASE), by October 31, 2000.

         (d) Tenant becomes insolvent, makes a transfer in fraud of creditors, commits any act of bankruptcy, makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due.

         (e) Tenant files a petition under any section or chapter of the Bankruptcy Code of the United States, as amended, or under any similar law or statute of the United States or any state thereof, or Tenant is adjudged bankrupt or insolvent in proceedings filed against Tenant, or a petition or answer proposing the adjudication of Tenant as a bankrupt or its reorganization under any present or future federal or state bankruptcy or similar law is filed in any court and the petition or answer is not discharged or denied within 60 days after filing.

         (f) A receiver or trustee is appointed for all or substantially all of the assets of Tenant or of the Leased Premises or of any of Tenant's property located therein in any proceeding brought by Tenant, or any receiver or trustee is appointed in any proceeding brought against Tenant, and is not discharged within 60 days after appointment or Tenant shall consent to the appointment.

27.      Landlord's Remedies.

         If an Event of Default occurs, Landlord may then or any time thereafter pursue any one or more of the following remedies:

         (a) Terminate this Lease by giving notice to Tenant, in which event Tenant shall immediately surrender the Leased Premises to Landlord. If Tenant fails to surrender the Leased Premises immediately, Landlord may, without prejudice to any other remedy it has for possession or arrearages in Rent, take possession of the Leased Premises and expel or remove Tenant and any other person occupying the Leased Premises, or any part thereof, without being liable for prosecution or any claim of damages. Tenant shall pay to Landlord on demand as additional Rent the amount of all loss and damage Landlord suffers by reason of the termination, whether through inability to re-let the Leased Premises on satisfactory terms or otherwise. Landlord has no duty to re-let the Leased Premises except as required by Applicable Laws.

         (b) Take possession of the Leased Premises and remove Tenant or any other person occupying the Leased Premises, or any part thereof, without having any civil or criminal liability and without terminating this Lease. Landlord may (but is under no obligation except as required by Applicable Laws to) re-let the Leased Premises or


INDUSTRIAL LEASE                                                         PAGE 18
                  any part thereof for the account of Tenant, in the name of Tenant or Landlord or otherwise, without notice to Tenant for a term or terms, and on conditions, and for uses as Landlord in its sole discretion may determine. Landlord may collect and receive any rents payable by reason of any re-letting. Tenant shall pay Landlord on demand as additional Rent all reasonable expenses necessary to re-let the Leased Premises, including the cost of renovating, repairing, and altering the Leased Premises for a new tenant or tenants, advertisements, and brokerage fees, as well as any deficiency that may arise by reason of the re-letting. No taking of possession of the Leased Premises by Landlord is an election on Landlord's part to terminate this Lease unless a notice of termination is given to Tenant under subparagraph (a).

         (c) Enter upon the Leased Premises without having any civil or criminal liability and do whatever Tenant is obligated to do under the terms of this Lease. Tenant shall reimburse Landlord on demand as additional Rent for any expenses Landlord incurs in performing Tenant's obligations under this Lease, together with interest at the Interest Rate from the date incurred until repaid by Tenant. LANDLORD IS NOT LIABLE FOR ANY DAMAGES RESULTING TO TENANT FROM ANY LANDLORD PARTY'S ACTIONS OR OMISSIONS IN PERFORMING TENANT'S OBLIGATIONS, WHETHER CAUSED BY THE NEGLIGENCE, BUT NOT THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, OF ANY LANDLORD PARTY, OR OTHERWISE.

         No repossession or re-entering of all or any part of the Leased Premises under subparagraphs (b) or (c) above or otherwise and no re-letting of the Leased Premises or any part thereof under subparagraph (b) relieves Tenant of any liabilities or obligations under this Lease, all of which survive repossession or re-entering by Landlord. No right or remedy of Landlord under this Lease is exclusive of any other right or remedy. Each right and remedy of Landlord is cumulative along with all other rights or remedies under this Lease or now or hereafter existing at law, in equity or by statute. In addition to other remedies provided in this Lease, Landlord is entitled, to the extent permitted by Applicable Laws, to injunctive relief in case of the violation, or attempted or threatened violation, of any of the terms of this Lease, or to a decree compelling specific performance of the terms of this Lease. Notwithstanding the foregoing or anything else to the contrary contained in this Lease, the liability of Tenant for any default under this Lease is limited to the assets owned by Tenant in its capacity as a Texas corporation. No Tenant Party has any personal liability for any amounts payable or obligations performable by Tenant under this Lease.

28.      Notice of Landlord's Default.

         If any act or omission by any Landlord Party occurs that would give Tenant the right to damages from Landlord or the right to terminate this Lease due to constructive or actual eviction from all or part of the Leased Premises or otherwise, Tenant may not sue for damages or exercise any right to terminate or other remedy for Landlord default until (a) it gives notice of the act or omission to Landlord and Landlord's mortgagee, if any, whose name and address Landlord has provided to Tenant, and (b) a period of 30 days following the giving of the notice, during which time Landlord, its agents, employees, and mortgagee are entitled to enter the Leased Premises upon prior notice to Tenant and cure the act or omission. Such 30-day period will be extended as may be reasonably necessary provided that Landlord, its agents, employees or mortgagee, as applicable, commences to cure within such period and proceeds diligently to completion.


INDUSTRIAL LEASE                                                         PAGE 19

29.      No Implied Waiver.

         The failure of Landlord to insist at any time upon the strict performance of any of the terms of this Lease or to exercise any option, right, power, or remedy contained in this Lease is not a waiver of the right or remedy for the future. The waiver of any breach of this Lease or violation of the Rules and Regulations attached to this Lease does not prevent a subsequent act, which would have originally constituted a breach or violation, from having all the force and effect of an original breach or violation. No express waiver affects any terms other than the ones specified in the waiver and those only for the time and in the manner specifically stated. Acceptance by Landlord of any Rent after the breach of any of the terms of this Lease or violation of any Rule or Regulation is not a waiver of the breach or violation, and no waiver by Landlord of any of the terms of this Lease is effective unless expressed in writing and signed by Landlord.

30.      WAIVER BY TENANT.

         TENANT WAIVES AND SURRENDERS FOR ITSELF AND ALL PERSONS OR ENTITIES CLAIMING BY, THROUGH, AND UNDER IT, INCLUDING CREDITORS OF ALL KINDS, ANY RIGHTS, PRIVILEGES, AND LIENS SET OUT UNDER SECTION 91.004 OF THE TEXAS PROPERTY CODE (AS AMENDED).

31.      Legal Fees.

         If either party commences legal action concerning the interpretation or enforcement of this Lease, the prevailing party is entitled to recover from the losing party the prevailing party's reasonable legal fees.

32.      Subordination.

         (a) This Lease and all rights of Tenant under this Lease are subject and subordinate to:

                  (1) any mortgage or deed of trust now or hereafter secured by a lien against the Leased Premises;

                  (2) all increases, renewals, modifications, consolidations, replacements, and extensions of any mortgage or deed of trust; and

                  (3) all leases, restrictions, easements, and encumbrances recorded in the Real Property Records of Dallas County, Texas, to the extent they validly affect the Leased Premises.

                  Tenant shall, upon demand at any time or times, execute, acknowledge, and deliver to Landlord, or to Landlord's mortgagee, any instruments that may be necessary or proper to more effectively effect or evidence this subordination to any mortgage or deed of trust.

         (b) If any mortgage or deed of trust against the Leased Premises is foreclosed, Tenant shall, upon request by the purchaser at the foreclosure sale:

                  (1) attorn to the purchaser and recognize the purchaser as "Landlord" under this Lease; and


INDUSTRIAL LEASE                                                         PAGE 20

                  (2) execute, acknowledge, and deliver to the purchaser an instrument in appropriate form acknowledging the attornment.

         (c) Tenant waives the provisions of any statute or rule of law, now or hereafter in effect, that may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease and the obligations of Tenant under this Lease if any foreclosure sale occurs. This Lease is not affected in any way whatsoever by any foreclosure sale unless the holder(s) of the indebtedness or other obligations secured by the mortgages or deeds of trust declare otherwise.

         (d) Landlord shall make commercially reasonable efforts to cause Landlord's first mortgagee to execute and deliver to Tenant a non-disturbance agreement on the mortgagee's approved form, but Landlord's failure to obtain a non-disturbance agreement will not be a default by Landlord under this Lease. Tenant may directly contact Landlord's first mortgagee at the notice address specified in Paragraph 1 and request a non-disturbance agreement, and Landlord will reasonably cooperate with Tenant with respect to the request.

33.      Intentionally Deleted.

34.      Rules and Regulations.

         All Tenant Parties must comply with the Rules and Regulations (as changed from time to time as hereinafter provided) attached as EXHIBIT
         C. Landlord may at any time change the Rules and Regulations or promulgate other Rules and Regulations as Landlord deems advisable for the safety, care, cleanliness, or orderliness of the Leased Premises. No changes are effective until a copy of the changes is delivered to Tenant. Tenant is responsible for the compliance with the Rules and Regulations by all Tenant Parties. Landlord shall use reasonable efforts uniformly to enforce compliance by all other tenants with the Rules and Regulations from time to time in effect, but Landlord is not responsible to Tenant for failure of any person to comply with the Rules and Regulations. The provisions of this Lease prevail if there is a conflict with the provisions of the Rules and Regulations.

35.      Estoppel Certificate.

         Tenant shall, from time to time upon not less than 20 days' prior notice by Landlord, execute, acknowledge, and deliver to Landlord an Estoppel Certificate containing certifications relating to this Lease as requested by Landlord, in a form reasonably required by Landlord.

36.      Notices.

         All notices, requests, approvals, and other communications required or permitted to be delivered under this Lease must be in writing and are effective:

         (a) on the business day sent if sent by telecopier prior to 4:00 p.m., Dallas, Texas time, and the sending telecopier generates a written confirmation of sending;

         (b) the next business day after delivery to a nationally-recognized overnight-courier service for prepaid overnight delivery;


INDUSTRIAL LEASE                                                         PAGE 21

         (c) 3 days after being deposited in the United States mail, certified, return receipt requested, postage prepaid; or

         (d) upon receipt if delivered personally or by any method other than those listed above;

         in each instance addressed to Landlord or Tenant, as the case may be, at the address specified in Paragraph 1 of this Lease, or to any other address either party may designate by 10 days' prior notice to the other party.

37.      Hazardous Substances.

         (a)      Tenant may not:

                  (1) cause or permit the escape, disposal, or release in the Leased Premises of any biologically active, chemically active, or hazardous substances or materials (collectively, HAZARDOUS SUBSTANCES); or

                  (2) bring, or permit any other Tenant Party to bring, any Hazardous Substances into the Leased Premises.


         The term HAZARDOUS SUBSTANCES includes, but is not limited to, those described in the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Section 6901 et seq., the Texas Water Code, the Texas Solid Waste Disposal Act, and other applicable existing or future state or local environmental laws and the regulations adopted under those acts.

         (b) Tenant shall execute affidavits, representations, and the like from time to time at Landlord's re-quest concerning Tenant's best knowledge and belief regarding the presence of Hazardous Substances in the Leased Premises.

         (c) TENANT SHALL INDEMNIFY AND HOLD ALL LANDLORD PARTIES HARMLESS, IN THE MANNER PROVIDED IN PARAGRAPH 20 OF THIS LEASE, FROM AND AGAINST ANY AND ALL CLAIMS ARISING FROM THE STORAGE, GENERATION, RELEASE, HANDLING, TREATMENT, TRANSPORTATION, OR DISPOSAL OF ANY HAZARDOUS SUBSTANCES IN OR ON THE LEASED PREMISES CAUSED OR PERMITTED (WHETHER ACCIDENTAL, INTENTIONAL, OR NEGLIGENTLY) BY ANY TENANT PARTY. Expenses related to such Claims may include, without limitation, any and all expenses (including legal and professional fees) Landlord may incur (i) to comply with Applicable Laws, (ii) in studying or remedying any Hazardous Substances in or from the Leased Premises, and
                  (iii) for any fines, penalties, or other sanctions assessed upon Landlord.

         (d) These covenants survive the expiration or earlier termination of this Lease.

38.      Severability.

         Each of the terms of this Lease is, and must be construed to be, separate and independent. If any of the terms of this Lease or its application to any person or circumstances is to any extent invalid and unenforceable, the remainder of this Lease, or


INDUSTRIAL LEASE                                                         PAGE 22
         the application of that term to persons or circumstances other than those as to which it is invalid or unenforceable, are not affected thereby.

39.      Force Majeure.

         When this Lease prescribes a period of time for action to be taken by either party, then that party is not liable or responsible for, and there is excluded from the computation for the period of time, any delays due to strikes, acts of God, shortages of labor or materials, war, governmental laws, regulations, restrictions, or any other cause of any kind that is beyond the control of that party. The prior sentence does not apply to the obligation to pay Rent or any other sum due under this Lease.

40.      Brokerage.

         (a) Tenant warrants that it has had no dealings with any broker or agent in connection with the negotiation or execution of this Lease other than Landlord's Broker and Tenant's Broker (collectively, BROKERS). TENANT SHALL INDEMNIFY, DEFEND, AND HOLD LANDLORD HARMLESS AGAINST ALL COSTS, EXPENSES, LEGAL FEES, OR OTHER LIABILITY FOR COMMISSIONS OR OTHER COMPENSATION OR CHARGES CLAIMED BY ANY BROKER OR AGENT OTHER THAN BROKERS CLAIMING BY, THROUGH, OR UNDER TENANT WITH RESPECT TO THIS LEASE OR ANY RENEWAL OR EXTENSION OR WITH RESPECT TO ANY EXPANSION OF THE LEASED PREMISES.

         (b) Landlord war-rants that it has had no dealings with any broker or agent in connection with the negotiation or execution of this Lease other than Brokers. LANDLORD SHALL INDEMNIFY, DEFEND, AND HOLD TENANT HARMLESS AGAINST ALL COSTS, EXPENSES, LEGAL FEES, OR OTHER LIABILITY FOR COMMISSIONS OR OTHER COMPENSATION OR CHARGES CLAIMED BY ANY BROKER OR AGENT, INCLUDING BROKERS, CLAIMING BY, THROUGH OR UNDER LANDLORD WITH RESPECT TO THIS LEASE OR ANY RENEWAL OR EXTENSION OR WITH RESPECT TO ANY EXPANSION OF THE LEASED PREMISES.

         (c) Any brokerage commissions payable to Brokers are payable by Landlord under the terms of separate agreements between Landlord and Brokers.

41.      Joint and Several Liability.

         If there is more than one Tenant, the obligations imposed upon Tenant under this Lease are joint and several.

42.      No Representations.

         Landlord and Landlord's agents have made no, and Tenant waives any, representations or promises with respect to the Leased Premises except as expressly set forth in this Lease. No rights, easements, or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in this Lease.

43.      Entire Agreement; Amendments.

         This Lease is the entire agreement between the parties. All negotiations, considerations, representations, and understandings between Landlord and Tenant are incorporated in


INDUSTRIAL LEASE                                                         PAGE 23
         this Lease. No act or omission of any employee or agent of Landlord or of Landlord's Broker may alter, change, or modify any of the terms of this Lease. No amendment or modification of this Lease is binding unless expressed in a written instrument executed by Landlord and Tenant.

44.      Paragraph Headings.

         The paragraph headings in this Lease are for convenience only and in no way enlarge or limit the scope or meaning of the paragraphs in this Lease.

45.      Binding Effect.

         All terms of this Lease are binding upon the respective heirs, personal representatives, successors, and assigns (to the extent assignment is permitted) of Landlord and Tenant.

46.      Counterparts; Facsimile Signatures.

         This Lease may be executed in two or more counterparts, each of which is deemed an original and all of which together constitute one and the same instrument. Facsimile signatures are binding upon the party providing them.

47.      Rental Tax.

         Tenant shall pay as additional Rent all licenses, charges, and other fees of every kind and nature as and when they become due arising out of or in connection with Tenant's use and occupancy of the Leased Premises, including but not limited to license fees, business license taxes, and privilege, sales, excise, or other taxes (other than income) imposed upon Rent or upon services provided by Landlord or upon Landlord in an amount measured by Rent received by Landlord.

48.      Landlord's Lien.

         To secure payment of all Rent and any damages or losses Landlord suffers by reason of the breach by Tenant of this Lease, Tenant grants to Landlord a security interest in, and an express contractual lien on, all goods, wares, equipment, fixtures, furniture, improvements, and other personal property of Tenant presently or hereafter situated in the Leased Premises (except parts of the property exchanged, replaced, or sold from time to time in the ordinary course of Tenant's operations) and all proceeds therefrom. The property may not be removed from the Leased Premises without the written consent of Landlord until all arrearages in Rent are paid and any other defaults cured by Tenant. This security interest is governed by Article 9 of the Texas Business & Commerce Code (the CODE). Upon request by Landlord, Tenant shall execute and deliver to Landlord a financing statement in form sufficient to perfect the security interest of Landlord in the property and proceeds under the provisions of the Code. The security interest granted in this Paragraph is in addition to Landlord's statutory and constitutional liens.

49.      Timeliness.

         Time is of the essence in the performance of all terms of this Lease. Landlord and Tenant must strictly conform with all time limits specified in this Lease.


INDUSTRIAL LEASE                                                         PAGE 24

50.      SECURITY DISCLAIMER.

         LANDLORD DOES NOT MAKE, AND TENANT WAIVES, ANY GUARANTY OR WARRANTY, EXPRESSED OR IMPLIED, WITH RESPECT TO SECURITY AT OR IN THE LEASED PREMISES, OR THAT ANY SECURITY MEASURES WILL PREVENT OCCURRENCES OR CONSEQUENCES OF CRIMINAL ACTIVITY. TENANT ACKNOWLEDGES THAT ANY MECHANICAL SECURITY DEVICES CAN BE RENDERED INOPERATIVE AT ANY TIME. LANDLORD IS NOT RESPONSIBLE FOR A TEMPORARY FAILURE OF SUCH DEVICES. LANDLORD DOES NOT MAKE, AND TENANT WAIVES, ANY GUARANTY OR WARRANTY THAT THE PRESENCE OF ANY SECURITY MEASURE AT OR IN THE LEASED PREMISES IN ANY WAY INCREASES THE PERSONAL SECURITY OF ANY TENANT PARTY OR ITS PROPERTY. LANDLORD PARTIES ARE NOT LIABLE TO ANY TENANT PARTY FOR ANY INJURY, DAMAGE OR LOSS WHATSOEVER WHICH IS CAUSED (a) AS A RESULT OF ANY PROBLEM, DEFECT, MALFUNCTION OR THE FAILURE OF THE PERFORMANCE OF ANY SECURITY MEASURE OR (b) BY ANY PERSON ENGAGING IN CRIMINAL ACTIVITY.

51.      Signage.

         Tenant may erect one sign in good taste only on the front face of the entrance canopy or sign plaque of the Building, (or such other location as may be designated or approved in writing by Landlord), subject to all applicable laws, deed restrictions and regulations. Tenant shall obtain and provide to Landlord copies of all necessary permits for installation of the sign. The composition, location, and manner of installation of the sign shall be subject to Landlord's approval for the purposes of maintaining safety, architectural continuity, compliance with law, and quality of design. The sign may not be attached to the Building or canopy at right angles suspended by guy wires, but rather shall be attached flush to the Building or canopy in a safe and secure manner. The sign shall advertise Tenant's business only; no revenue-producing advertising shall be placed on the Building without express written consent of Landlord. Tenant shall not paint any signs directly on the walls of the Building or otherwise deface, damage or overload the Building. Tenant may place lettering upon the entrance doors or upon the plate glass windows of the Leased Premises; provided, however, that the lettering shall not exceed six inches in height and shall be subject to Landlord's written approval. Tenant shall maintain all signage in good condition and repair at all times. Tenant shall remove all signs at the termination of this Lease at Tenant's sole risk and expense and shall in a workmanlike manner properly repair any damage and close any holes caused by the removal.

52.      Execution and Approval of Lease.

         Employees and agents of Landlord and of Landlord's Broker have no authority to make or agree to make a lease or any other agreement or undertaking in connection herewith. The submission of this Lease for examination and negotiation is not an offer to lease or option to lease the Leased Premises. This Lease is effective and binding on Landlord only upon the execution and delivery of this Lease by Landlord and Tenant. If Landlord's mortgagee requires any modifications of the terms of this Lease as a condition to approving this Lease, other than a modification of the Base Rent, then Tenant shall, within 10 days after receipt of Landlord's demand, execute and deliver any required modifications that do not materially increase Tenant's obligations or materially decrease Tenant's rights under this Lease, and which are not reasonably prohibited by Tenant's lender.


INDUSTRIAL LEASE                                                         PAGE 25

53.      Leasehold Mortgages.

         Tenant may, at any time and from time to time with Landlord's prior written consent (which shall not be unreasonably withheld), mortgage, encumber, assign, and hypothecate by mortgage, deed of trust, or similar instrument (a MORTGAGE) all or any portion of Tenant's right, title, and interest in the Leased Premises, and Tenant may grant or pledge security interests and liens (collectively, LIENS) upon and against any of Tenant's inventory, fixtures, machinery, equipment, and other personal property located in the Leased Premises, to a lender or lenders (or their successors) (collectively, MORTGAGEE). Except as expressly provided in this Lease, the Mortgage and Liens and all rights thereunder shall be subordinate to this Lease and subject to each and every covenant, condition, and restriction of this Lease, and shall be subject to all rights and interests of Landlord in the Leased Premises and under this Lease.

54.      Governing Law; Venue.

         This Lease shall be governed by, and construed in accordance with, the laws of the State of Texas, without regard to choice of law principals. By entering into this Lease, Tenant consents to the jurisdiction of the courts of the State of Texas for any and all purposes related to or arising out of this Lease. The subject property of this Lease is real property located in Dallas County, Texas, and this Lease is performable only in Dallas County, Texas.

55.      The Existing Lease.

         This Lease supersedes and replaces the Existing Lease as of the Commencement Date, except with respect to the provisions in the Existing Lease relating to the payment of ad valorem taxes and insurance, as described in Paragraph 11(b) above.

56.      Exhibits.

         All exhibits attached to this Lease are incorporated into and made a part of this Lease as if set forth in the body of this Lease.




                         [SIGNATURES ON FOLLOWING PAGE.]


INDUSTRIAL LEASE                                                         PAGE 26

                  This Lease is executed in multiple originals as of the date first above set forth.

                                  LANDLORD:

                                  PARKER METROPOLITAN, L.P.,
                                  a Texas limited partnership

                                  By: Parker (Texas) Metropolitan, Inc., a Texas
                                      corporation, its general partner


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                  TENANT:

                                  Home Interiors & Gifts, Inc.,
                                  a Texas corporation


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------



INDUSTRIAL LEASE                                                         PAGE 27